              Schedule 14A Information required in proxy statement.
                            Schedule 14A Information
                Proxy Statement Pursuant to Section 14(a) of the
              Securities and Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant                     [X]
Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Preliminary Additional Materials
[ ]  Confidential, for Use of the Commission Only (as permitted by Rule
     14a-6 (e) (2) )
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.149-11 ( c) or Section 240.14

     Morgan Stanley Dean Witter Quality Municipal Securities
     Morgan Stanley Dean Witter California Quality Municipal Securities Morgan Stanley Dean Witter New York Quality Municipal Securities

     ---------------------------------------------
     (Name of Registrant as Specified in its Charter)

             LouAnne McInnis
--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement)

         Payment of Filing Fee (check the appropriate box):

[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(j) (4) and 0-11.

1)   Title of each class of securities to which transaction applies:

2)   Aggregate number of securities to which transaction applies:

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

     Set forth the amount on which the filing fee is calculated and state how it was determined.

4)   Proposed maximum aggregate value of transaction:

5)   Fee previously paid:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)   Amount Previously paid:

2)   Form, Schedule or Registration Statement No.:

3)   Filing Party:

4)   Date Filed:

             MORGAN STANLEY DEAN WITTER QUALITY MUNICIPAL SECURITIES
       MORGAN STANLEY DEAN WITTER CALIFORNIA QUALITY MUNICIPAL SECURITIES
        MORGAN STANLEY DEAN WITTER NEW YORK QUALITY MUNICIPAL SECURITIES

                   NOTICE OF ANNUAL MEETINGS OF SHAREHOLDERS

                            TO BE HELD JUNE 26, 2001

     Annual Meetings of Shareholders ("Meeting(s)") of MORGAN STANLEY DEAN WITTER QUALITY MUNICIPAL SECURITIES, MORGAN STANLEY DEAN WITTER CALIFORNIA QUALITY MUNICIPAL SECURITIES and MORGAN STANLEY DEAN WITTER NEW YORK QUALITY MUNICIPAL SECURITIES, (individually, a "Trust" and, collectively, the "Trusts"), unincorporated business trusts organized under the laws of the Commonwealth of Massachusetts, will be held jointly in the Career Development Room, Sixty-First Floor, Two World Trade Center, New York, New York 10048, on June 26, 2001 at 9:00 a.m., New York City time, for the following purposes:

MATTERS TO BE VOTED ON BY ALL SHAREHOLDERS

         1. For each Trust, to elect two (2) Trustees to serve until the year 2004 Annual Meeting of each Trust or until their successors shall have been elected and qualified; and

         2. For each Trust, to ratify or reject the selection of Deloitte & Touche LLP as each Trust's independent auditors for each Trust's fiscal year ending October 31, 2001; and

         3. To transact such other business as may properly come before the Meetings or any adjournments thereof.

MATTER TO BE VOTED ON ONLY BY PREFERRED SHAREHOLDERS:

     To elect one (1) Trustee, to serve until the year 2004 Annual Meeting or until his successor shall have been elected and qualified.

     Shareholders of record of each Trust as of the close of business on April 17, 2001 are entitled to notice of and to vote at the Meeting. If you cannot be present in person, your management would greatly appreciate your filling in, signing and returning the enclosed proxy promptly in the envelope provided for that purpose. Alternatively, if you are eligible to vote telephonically by touchtone telephone or electronically on the Internet (as discussed in the enclosed Proxy Statement) you may do so in lieu of attending the Meeting in person.

     In the event that the necessary quorum to transact business or the vote required to approve or reject any proposal is not obtained at the Meeting of any Trust, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the applicable Trust's shares present in person or by proxy at the Meeting. The persons named as proxies will vote in favor of such adjournment those proxies which have been received by the date of the Meeting.


                                                      BARRY FINK
                                                      Secretary
April 27, 2001
New York, New York


--------------------------------------------------------------------------------
                                   IMPORTANT

   YOU CAN HELP AVOID THE NECESSITY AND EXPENSE OF SENDING FOLLOW-UP LETTERS TO ENSURE A QUORUM BY PROMPTLY RETURNING THE ENCLOSED PROXY. IF YOU ARE UNABLE TO BE PRESENT IN PERSON, PLEASE FILL IN, SIGN AND RETURN THE ENCLOSED PROXY IN ORDER THAT THE NECESSARY QUORUM MAY BE REPRESENTED AT THE MEETING. THE
 ENCLOSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. CERTAIN SHAREHOLDERS WILL BE ABLE TO VOTE TELEPHONICALLY BY TOUCHTONE TELEPHONE OR ELECTRONICALLY ON THE INTERNET BY FOLLOWING INSTRUCTIONS CONTAINED ON THEIR PROXY CARDS OR ON THE ENCLOSED VOTING INFORMATION CARD.
--------------------------------------------------------------------------------

             MORGAN STANLEY DEAN WITTER QUALITY MUNICIPAL SECURITIES
                  MORGAN STANLEY DEAN WITTER CALIFORNIA QUALITY
                              MUNICIPAL SECURITIES
                   MORGAN STANLEY DEAN WITTER NEW YORK QUALITY
                              MUNICIPAL SECURITIES

                TWO WORLD TRADE CENTER, NEW YORK, NEW YORK 10048


                              --------------------
                              JOINT PROXY STATEMENT
                              --------------------

                         ANNUAL MEETINGS OF SHAREHOLDERS
                                  JUNE 26, 2001

     This statement is furnished in connection with the solicitation of proxies by the Boards of Trustees (the "Board(s)") of MORGAN STANLEY DEAN WITTER QUALITY MUNICIPAL SECURITIES ("IQM"), MORGAN STANLEY DEAN WITTER CALIFORNIA QUALITY MUNICIPAL SECURITIES ("IQC"), and MORGAN STANLEY DEAN WITTER NEW YORK QUALITY MUNICIPAL SECURITIES ("IQN") (individually, a "Trust" and, collectively, the "Trusts") for use at the Annual Meetings of Shareholders of the Trusts to be held jointly on June 26, 2001 (the "Meeting(s)"), and at any adjournments thereof. The first mailing of this Proxy Statement is expected to be made on or about May 2, 2001.

     If the enclosed form of proxy is properly executed and returned in time to be voted at the Meetings, the proxies named therein will vote the shares ("Shares") represented by the proxy in accordance with the instructions marked thereon. Unmarked proxies will be voted for the nominees for election as Trustee to be elected by all shareholders ("Shareholders") and for the nominee for election as Trustee to be elected by only the preferred shareholders ("Preferred Shareholders") and in favor of Proposal 2 set forth in the attached Notice of Annual Meetings of Shareholders. A proxy may be revoked at any time prior to its exercise by any of the following: written notice of revocation to the Secretary of the Trusts, execution and delivery of a later dated proxy to the Secretary of the Trusts (whether by mail or, as discussed below, by touchtone telephone or the Internet) (if returned and received in time to be voted), or attendance and voting at the Meetings. Attendance at the Meetings will not in and of itself revoke a proxy.

     Shareholders of record of each Trust as of the close of business on April 17, 2001, the record date for the determination of Shareholders entitled to notice of and to vote at the Meetings (the "Record Date"), are entitled to one vote for each share held and a fractional vote for a fractional share. No person was known to own as much as 5% of the outstanding shares of any of the Trusts on that date. The percentage ownership of shares of each Trust changes from time to time depending on purchases and sales by Shareholders and the total number of shares outstanding.

     The table below sets forth the total number of Common Shares and Preferred Shares outstanding for each Trust as of the Record Date:


                   NUMBER OF COMMON      NUMBER OF PREFERRED
                  SHARES OUTSTANDING     SHARES OUTSTANDING
                         AS OF                  AS OF
                    APRIL 17, 2001         APRIL 17, 2001
NAME OF FUND         (RECORD DATE)          (RECORD DATE)
------------         -------------          -------------
IQM ..........        16,661,858               1,940
IQC ..........        10,475,113               1,100
IQN ..........         4,812,113                 480


     The cost of soliciting proxies for the Meeting for each Trust, consisting principally of printing and mailing expenses, will be borne by each respective Trust. The solicitation of proxies will be by mail, which may be supplemented by solicitation by mail, telephone or otherwise through Trustees, officers of the Trusts, or officers and regular employees of Morgan Stanley Dean Witter Advisors Inc. ("MSDW Advisors" or the "Investment Manager"), Morgan Stanley Dean Witter Trust FSB ("MSDW Trust"), Morgan Stanley Dean Witter Services Company Inc. ("MSDW Services") and/or Morgan Stanley DW Inc. ("Morgan Stanley DW"), without special compensation therefor. In addition, each Trust may employ William F. Doring & Co. as proxy solicitor, the cost of which is not expected to exceed $3,000 for each Trust and will be borne by each respective Trust.

     Shareholders whose shares are registered with MSDW Trust will be able to vote their shares by touchtone telephone or by Internet by following the instructions on the proxy card or on the Voting Information Card accompanying this Proxy Statement. To vote by touchtone telephone, Shareholders can call the toll-free number 1-800-690-6903. To vote by Internet, Shareholders can access the websites www.msdwt.com or www.proxyvote.com. Telephonic and Internet voting with MSDW Trust presently are not available to Shareholders whose shares are held in street name.

     In certain instances, William F. Doring & Co. and MSDW Trust may call Shareholders to ask if they would be willing to have their votes recorded by telephone. The telephone voting procedure is designed to authenticate Shareholders' identities, to allow Shareholders to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been recorded properly. No recommendation will be made as to how a Shareholder should vote on any Proposal other than to refer to the recommendations of the Board. The Trusts have been advised by counsel that these procedures are consistent with the requirements of applicable law. Shareholders voting by telephone in this manner will be asked for their social security number or other identifying information and will be given an opportunity to authorize proxies to vote their shares in accordance with their instructions. To ensure that the Shareholders' instructions have been recorded correctly they will receive a confirmation of their instructions in the mail. A special toll-free number set forth in the confirmation will be available in case the information contained in the confirmation is incorrect. Although a Shareholder's vote may be taken by telephone, each Shareholder will receive a copy of this Proxy Statement and may vote by mail using the enclosed proxy card or by touchtone telephone or the Internet as set forth above. The last proxy vote received in time to be voted, whether by proxy card, touchtone telephone or Internet, will be the last vote that is counted and will revoke all previous votes by the Shareholder. With respect to the solicitation of a telephonic vote by William F. Doring & Co., additional expenses would include $7.00 per telephone vote transacted, $3.00 per outbound telephone contact and costs relating to obtaining Shareholders' telephone numbers which would be borne by each respective Trust.

                     (1) ELECTION OF TRUSTEES FOR EACH TRUST

     The number of Trustees of each Trust has been fixed by the Trustees, pursuant to each Trust's Declaration of Trust, at nine. There are presently nine Trustees for each Trust. At the Meetings, pursuant to each Trust's

Declaration of Trust, two nominees (Michael Bozic and James F. Higgins) are standing for election to each Trust's Board of Trustees to serve until the year 2004 Annual Meeting by the holders of the Common Shares and the Preferred Shares of each respective Trust voting together as a single class. Additionally, pursuant to each respective Trust's Declaration of Trust and the Investment Company Act of 1940, as amended (the "1940 Act"), one Trustee (Charles A. Fiumefreddo) is to be elected to the Board of Trustees of each Trust by the holders of the Preferred Shares of each of those Trusts voting separately as a single class.

     Six of the current nine Trustees (Michael Bozic, Edwin J. Garn, Wayne E. Hedien, Manuel H. Johnson, Michael E. Nugent and John L. Schroeder) are "Independent Trustees," that is, Trustees who are not "interested persons" of the Trusts, as that term is defined in the 1940 Act. The other three current Trustees, Charles A. Fiumefreddo, James F. Higgins and Philip J. Purcell, are "interested persons" (as that term is defined in the 1940 Act) of the Trusts and MSDW Advisors and thus, are not Independent Trustees. The nominees for election as Trustee have been proposed by the Trustees now serving, or, in the case of the nominees for positions as Independent Trustees, by the Independent Trustees now serving. All of the members of the Boards, except for James F. Higgins, have been elected previously by the Shareholders of the Trusts.

     The nominees of the Board for election as Trustee of each Trust are listed below. It is the intention of the persons named in the enclosed form of proxy, unless instructed by proxy to withhold authority to vote for the nominees, to vote all validly executed proxies for the election of these nominees: for IQM, IQC and IQN--Michael Bozic, James F. Higgins and Charles A. Fiumefreddo. Should any of the nominees become unable or unwilling to accept nomination or election, the persons named in the proxy will exercise their voting power in favor of such person or persons as the Boards may recommend or, in the case of an Independent Trustee nominee, as the Independent Trustees of each Trust may recommend. All of the nominees have consented to being named in this Proxy Statement and to serve if elected. The Trusts know of no reason why any of the said nominees would be unable or unwilling to accept nomination or election. With respect to each Trust, the election of the nominees listed above to be elected by all Shareholders requires the approval of a majority of the shares of the Trust represented and entitled to vote at the Meeting (Common Shares and Preferred Shares voting together as a single class). The election of the nominee listed above to be elected by only the Preferred Shareholders of each Trust requires the approval of a majority of the Preferred Shares of each respective Trust represented and entitled to vote at the Meeting (voting separately as a single class).

     Pursuant to the provisions of the Declaration of Trust of each Trust, in certain cases as amended, the Trustees are divided into three separate classes, each class having a term of three years. The term of office of one of each of the three classes will expire each year.

     The Board of each Trust previously determined that any nominee for election as Trustee for each Trust will stand for election as Trustee and serve as Trustee in one of the three classes of Trustees as follows: Class I--Messrs. Bozic, Higgins and Fiumefreddo; Class II--Messrs. Hedien, Johnson and Schroeder; and Class III--Messrs. Garn, Nugent and Purcell. Any nominee will, if elected, serve a term of up to approximately three years running for the period assigned to that class and terminating at the date of the Annual Meeting of Shareholders so designated by the Boards, or any adjournments thereof. In addition, pursuant to each Trust's Declaration of Trust and the 1940 Act, the Board of each Trust previously determined that one of the Class I Trustees and one of the Class II Trustees will be designated as Trustees to be elected by the Preferred Shareholders voting separately. In this regard, Charles A. Fiumefreddo and Manuel H. Johnson serve as Trustees of each Trust's Board of Trustees on behalf of the Preferred Shareholders, the terms of each to expire with his designated Class. In accordance with the above, the Trustees in Class I for each Trust are standing for election at the Meetings and, if elected, will serve until the year 2004 Annual Meetings, or, in each case, until their successors shall have been elected and qualified. As a consequence of this method of election, the replacement of a majority of each of the Boards could be delayed for up to two years.

     The following information regarding each of the nominees for election as Trustee, and each of the other members of the Boards, includes his principal occupations and employment for at least the last five years, his age, shares of each Trust owned, if any, as of April 17, 2001 (shown in parentheses), positions with the Trusts, and directorships or trusteeships in companies which file periodic reports with the Securities and Exchange Commission, including the 94 investment companies, including the Trusts, for which MSDW Advisors serves as investment manager or investment advisor (referred to herein as the "Morgan Stanley Dean Witter Funds") and the 2 investment companies, TCW/DW Term Trust 2002 and TCW/DW Term Trust 2003, for which MSDW Advisors' wholly-owned subsidiary, MSDW Services, serves as manager and TCW Investment Management Company serves as investment adviser (referred to herein as the "TCW/DW Term Trusts").

     The nominees for Trustee to be elected at the Meetings by all Shareholders of each Trust are:

     MICHAEL BOZIC, Trustee since April 1994*; age 60; Retired; Director or Trustee of the Morgan Stanley Dean Witter Funds and the TCW/DW Term Trusts; formerly Vice Chairman of Kmart Corporation (December 1998-October 2000); formerly Chairman and Chief Executive Officer of Levitz Furniture Corporation (November 1995-November 1998); formerly President and Chief Executive Officer of Hills Department Stores (1991-1995); formerly variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987-1991) of the Sears Merchandise Group of Sears, Roebuck and Co.; Director of Weirton Steel Corporation.

     JAMES F. HIGGINS, Trustee since June 2000*; age 53; Chairman of the Private Client Group of Morgan Stanley Dean Witter & Co. ("MSDW") (since August 2000); Director of MSDW Trust and Dean Witter Realty Inc.; Director or Trustee of the Morgan Stanley Dean Witter Funds and the TCW/DW Term Trusts (since June 2000); previously President and Chief Operating Officer of the Private Client Group of Morgan Stanley Dean Witter & Co. ("MSDW") (May 1999-August 2000), President and Chief Operating Officer of Individual Securities of MSDW (February 1997-May
1999), President and Chief Operating Officer of Dean Witter Securities of MSDW (1995-February 1997), and Director (1985-1997) of Morgan Stanley DW.

     The nominee for Trustee to be elected at the Meeting by only the Preferred Shareholders of each Trust is:

     CHARLES A. FIUMEFREDDO, Trustee since July 1991*; age 67; Chairman, Director or Trustee and Chief Executive Officer of the Morgan Stanley Dean Witter Funds and the TCW/DW Term Trusts; formerly Chairman, Chief Executive Officer and Director of MSDW Advisors, MSDW Services and Morgan Stanley Dean Witter Distributors Inc. ("MSDW Distributors"), Executive Vice President of Morgan Stanley DW, Chairman and Director of MSDW Trust and Director and/or officer of various MSDW subsidiaries (until June 1998).

     The Trustees who are not standing for re-election at any of the Meetings are:

     EDWIN JACOB (JAKE) GARN, Trustee since January 1993*; age 68; Director or Trustee of the Morgan Stanley Dean Witter Funds and the TCW/DW Term Trusts; formerly United States Senator (R-Utah) (1974-1992) and Chairman, Senate Banking Committee (1980-1986); formerly Mayor of Salt Lake City, Utah (1971-1974); formerly Astronaut, Space Shuttle Discovery (April 12-19, 1985); Vice Chairman, Huntsman Corporation (chemical company); Director of Franklin Covey (time management systems), BMW Bank of North America, Inc. (industrial loan corporation), United Space Alliance (joint venture between Lockheed Martin and the Boeing Company) and Nuskin Asia Pacific (multilevel marketing); member of the Utah Regional Advisory Board of Pacific Corp.; member of the board of various civic and charitable organizations.


----------
* This is the date the Trustee began serving the Morgan Stanley Dean Witter Funds Complex.

     WAYNE E. HEDIEN, Trustee since September 1997*; age 67; Retired; Director or Trustee of the Morgan Stanley Dean Witter Funds and the TCW/DW Term Trusts; Director of The PMI Group, Inc. (private mortgage insurance); Trustee and Vice Chairman of The Field Museum of Natural History; formerly associated with the Allstate Companies (1966-1994), most recently as Chairman of The Allstate Corporation (March 1993-December 1994) and Chairman and Chief Executive Officer of its wholly-owned subsidiary, Allstate Insurance Company (July 1989-December
1994); director of various other business and charitable organizations.

     MANUEL H. JOHNSON, Trustee since July 1991*; age 52; Senior Partner, Johnson Smick International, Inc., a consulting firm; Co-Chairman and a founder of the Group of Seven Council (G7C), an international economic commission; Chairman of the Audit Committee and Director or Trustee of the Morgan Stanley Dean Witter Funds and the TCW/DW Term Trusts; Director of Greenwich Capital Markets, Inc. (broker-dealer); Independence Standards Board (private sector organization governing independence of auditors) and NVR, Inc. (home construction); Chairman and Trustee of the Financial Accounting Foundation (oversight organization for the Financial Accounting Standards Board); formerly Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.

     MICHAEL E. NUGENT, Trustee since July 1991*; age 64; General Partner, Triumph Capital, L.P., a private investment partnership; Chairman of the Insurance Committee and Director or Trustee of the Morgan Stanley Dean Witter Funds and the TCW/DW Term Trusts; formerly Vice President, Bankers Trust Company and BT Capital Corporation; director of various business organizations.

     PHILIP J. PURCELL, Trustee since April 1994*; age 57; Chairman of the Board of Directors and Chief Executive Officer of MSDW, Morgan Stanley DW and Novus Credit Services Inc.; Director of MSDW Distributors; Director or Trustee of the Morgan Stanley Dean Witter Funds and the TCW/DW Term Trusts; Director of American Airlines, Inc. and its parent company, AMR Corporation; Director and/or officer of various MSDW subsidiaries.

     JOHN L. SCHROEDER, Trustee since April 1994*; Age 70; Retired; Chairman of the Derivatives Committee and Director or Trustee of the Morgan Stanley Dean Witter Funds and the TCW/DW Term Trusts; Director of Citizens Communications Company (telecommunications company); formerly Executive Vice President and Chief Investment Officer of the Home Insurance Company.

     The executive officers of each Trust are: Mitchell M. Merin, President; Barry Fink, Vice President, Secretary and General Counsel; Ronald E. Robison, Vice President; Joseph J. McAlinden, Vice President; Robert S. Giambrone, Vice President; James F. Willison, Vice President; and Thomas F. Caloia, Treasurer. In addition, Jonathan R. Page, Joseph R. Arcieri, Gerard J. Lian and Katherine
H. Stromberg are Vice Presidents of each Trust and Marilyn K. Cranney, Natasha Kassian, Todd Lebo, LouAnne D. McInnis, Carsten Otto, Ruth Rossi and George Silfen, serve as Assistant Secretaries of each Trust.

     Mr. Merin is 47 years old and is currently President and Chief Operating Officer of Morgan Stanley Dean Witter Asset Management (since December 1998), President, Director (since April 1997) and Chief Executive Officer (since June
1998) of MSDW Advisors and MSDW Services, Chairman, Chief Executive Officer and Director of MSDW Distributors (since June 1998), Chairman and Chief Executive Officer (since June 1998) and Director (since January 1998) of MSDW Trust, President of the Morgan Stanley Dean Witter Funds and the TCW/DW Term Trusts (since May 1999), Trustee of various Van Kampen investment companies (since December 1999) and Director of various other MSDW subsidiaries. Mr. Fink is 46 years old and is currently General Counsel (since May 2000) and Managing Director (since December 2000) of Morgan Stanley Dean


----------
* This is the date the Trustee began serving the Morgan Stanley Dean Witter Funds complex.

Witter Asset Management; Managing Director (since December 2000), Secretary and General Counsel (since February 1997) and Director (since July 1998) of MSDW Advisors and MSDW Services and Assistant Secretary of Morgan Stanley DW (since August 1996); he is also Vice President and Secretary of MSDW Distributors and Vice President, Secretary and General Counsel of the Morgan Stanley Dean Witter Funds and the TCW/DW Term Trusts (since February 1997). He was previously Senior Vice President, Assistant Secretary and Assistant General Counsel of MSDW Advisors and MSDW Services. Mr. Robison is 62 years old and is currently Executive Vice President and Chief Administrative Officer (since September
1998) and Director (since February 1999) of MSDW Advisors and MSDW Services; prior thereto he was a Managing Director of the TCW Group, Inc. Mr. McAlinden is 58 years old and is currently Managing Director and Chief Investment Officer of MSDW Advisors and MSDW Services and Director of MSDW Trust. He was previously Senior Vice President of MSDW Advisors. Mr. Giambrone is 46 years old and is currently Senior Vice President of MSDW Advisors, MSDW Services, MSDW Distributors and MSDW Trust and Director of MSDW Trust. Mr. Willison is 57 years old and is currently Managing Director of MSDW Advisors. Mr. Caloia is 55 years old and is currently First Vice President and Assistant Treasurer of MSDW Advisors and MSDW Services. Mr. Page is 54 years old and is currently Managing Director of MSDW Advisors. Mr. Arcieri is 52 years old and is currently Principal of MSDW Advisors. Mr. Lian is 46 years old and is currently Vice President of MSDW Advisors. Ms. Stromberg is 52 years old and is currently Principal of MSDW Advisors. Other than Mr. Robison, each of the above officers has been an employee of MSDW Advisors or its affiliates for over five years.

THE BOARD OF TRUSTEES, THE INDEPENDENT TRUSTEES, AND THE COMMITTEES

     The Board currently consists of nine (9) Trustees. These same individuals also serve as directors or trustees for all of the Morgan Stanley Dean Witter Funds, and are referred to in this section as Trustees. As of the date of this Proxy Statement, there are a total of 94 Morgan Stanley Dean Witter Funds, comprised of 126 portfolios. As of March 31, 2001, the Morgan Stanley Dean Witter Funds had total net assets of approximately $145 billion and more than six million shareholders.

     Six Trustees (67% of the total number) have no affiliation or business connection with MSDW Advisors or any of its affiliated persons and do not own any stock or other securities issued by MSDW Advisors' parent company, MSDW. These are the "disinterested" or "independent" Trustees.

     Law and regulation establish both general guidelines and specific duties for the Independent Trustees. The Morgan Stanley Dean Witter Funds seek as Independent Trustees individuals of distinction and experience in business and finance, government service or academia; these are people whose advice and counsel are in demand by others and for whom there is often competition. To accept a position on the Funds' Boards, such individuals may reject other attractive assignments because the Funds make substantial demands on their time. All of the Independent Trustees serve as members of the Audit Committee. In addition, three of the Trustees, including two Independent Trustees, serve as members of the Derivatives Committee and the Insurance Committee. The Trusts do not have any nominating or compensation committees.

     The Independent Trustees are charged with recommending to the full Board approval of management, advisory and administration contracts, and distribution and underwriting agreements; continually reviewing Fund performance; checking on the pricing of portfolio securities, brokerage commissions, transfer agent costs and performance, and trading among Funds in the same complex; and approving fidelity bond and related insurance coverage and allocations, as well as other matters that arise from time to time.

     The Audit Committee is charged with recommending to the full Board the engagement or discharge of the Funds' independent auditors; directing investigations into matters within the scope of the independent auditors' duties, including the power to retain outside specialists; reviewing with the independent auditors the audit plan and results of the auditing engagement; approving professional services provided by the independent auditors and other accounting firms prior to the performance of such services; reviewing the independence of the independent auditors; considering the range of audit and non-audit fees; reviewing the adequacy of the Funds' system of internal controls; and preparing and submitting Committee meeting minutes to the full Board. All of the members of the Audit Committee are independent as defined in the New York Stock Exchange corporate governance standards for audit committees.

     The Board of each Trust has formed a Derivatives Committee to approve parameters for and monitor the activities of the Trust with respect to derivative investments, if any, made by the Trust. Finally, the Board of each Trust has formed an Insurance Committee to review and monitor the insurance coverage maintained by the Trust.

     The following chart sets forth the number of meetings of the Board, the Audit Committee, the Independent Trustees, the Derivatives Committee and the Insurance Committee of each Trust during its most recent fiscal year. No Trustee attended fewer than 75% of the meetings of the Board, the Audit Committee, the Independent Trustees, the Derivatives Committee or the Insurance Committee held while he served in such positions.

      NUMBER OF BOARD AND COMMITTEE MEETINGS HELD DURING LAST FISCAL YEAR


                            BOARD OF   INDEPENDENT     AUDIT     DERIVATIVES   INSURANCE
                  FISCAL    TRUSTEES     TRUSTEES    COMMITTEE    COMMITTEE    COMMITTEE
NAME OF TRUST    YEAR-END   MEETINGS     MEETINGS     MEETINGS     MEETINGS    MEETINGS
--------------- ---------- ---------- ------------- ----------- ------------- ----------
IQM ........... 10/31/00         4          8             6           5             1
IQC ........... 10/31/00         4          8             6           5             1
IQN ........... 10/31/00         4          8             6           5             1

AUDIT COMMITTEE REPORT

     The Board of Trustees of each Trust has adopted a formal written charter for the Audit Committee which sets forth the Audit Committee's responsibilities. A copy of the Audit Committee charter is attached to this Proxy Statement as Exhibit A.

     The Audit Committee of each Trust has reviewed and discussed the financial statements of each Trust with management as well as with Deloitte & Touche LLP, the independent auditors for each Trust. In the course of its discussions, the Audit Committee also discussed with Deloitte & Touche LLP any relevant matters required to be discussed under Statement on Auditing Standards No. 61. Based on this review, the Audit Committee recommended to the Board of Trustees of each Trust that each Trust's audited financial statements be included in each Trust's Annual Report to Shareholders for the most recent fiscal year for filing with the Securities and Exchange Commission. The Audit Committee has received the written disclosures and the letter from Deloitte & Touche LLP required under Independence Standards Board No. 1 and has discussed with the independent auditors their independence.

                                          The Audit Committee


                                          Manuel H. Johnson (Chairman)
                                          Michael Bozic
                                          Edwin J. Garn
                                          Wayne E. Hedien
                                          Michael E. Nugent
                                          John L. Schroeder

ADVANTAGES OF HAVING SAME INDIVIDUALS AS INDEPENDENT TRUSTEES FOR ALL MORGAN STANLEY DEAN WITTER FUNDS

     The Independent Trustees and the Funds' management believe that having the same Independent Trustees for each of the Morgan Stanley Dean Witter Funds avoids the duplication of effort that would arise from having different groups of individuals serving as Independent Trustees for each of the Funds or even of sub-groups of Funds. They believe that having the same individuals serve as Independent Trustees of all the Funds tends to increase their knowledge and expertise regarding matters which affect the Fund complex generally and enhances their ability to negotiate on behalf of each Fund with the Fund's service providers. This arrangement also precludes the possibility of separate groups of Independent Trustees arriving at conflicting decisions regarding operations and management of the Funds and avoids the cost and confusion that would likely ensue. Finally, having the same Independent Trustees serve on all Fund Boards enhances the ability of each Fund to obtain, at modest cost to each separate Fund, the services of Independent Trustees of the caliber, experience and business acumen of the individuals who serve as Independent Trustees of the Morgan Stanley Dean Witter Funds.

SHARE OWNERSHIP BY TRUSTEES

     The Trustees have adopted a policy pursuant to which each Trustee and/or his or her spouse is required to invest at least $25,000 in any of the Funds in the Morgan Stanley Dean Witter Funds complex on whose boards the Trustee serves. In addition, the policy contemplates that the Trustees will, over time, increase their aggregate investment in the Funds above the $25,000 minimum requirement. The Trustees may allocate their investments among specific Funds in any manner they determine is appropriate based on their individual investment objectives. As of the date of this Proxy Statement, each Trustee is in compliance with the policy. Any future Trustee will be given a one year period following his or her election within which to comply with the foregoing. As of March 31, 2001, the total value of the investments by the Trustees and/or their spouses in shares of the Morgan Stanley Dean Witter Funds was approximately $65.2 million.

     As of the Record Date for these Meetings, the aggregate number of shares of each Trust owned by the Trust's officers and Trustees as a group was less than 1 percent of each Trust's outstanding shares.

COMPENSATION OF INDEPENDENT TRUSTEES

     Each Trust pays each Independent Trustee an annual fee of $800 plus a per meeting fee of $50 for meetings of the Board of Trustees, the Independent Trustees or committees of the Board attended by the Trustee (each Trust pays the Chairman of the Audit Committee an additional annual fee of $750 and the Chairmen of the Derivatives and Insurance Committees additional annual fees of $500). If a Board meeting and a meeting of the Independent Trustees or a Committee meeting, or a meeting of the Independent Trustees and/or more than one Committee meeting, take place on a single day, the Trustees are paid a single meeting fee by each Trust. Each Trust also reimburses such Trustees for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. Trustees and officers of the Trust who are or have been employed by MSDW Advisors or an affiliated company receive no compensation or expense reimbursement from the Trust for their services as Trustee.

     As of the date of this Proxy Statement, 53 of the Morgan Stanley Dean Witter Funds, including IQM and IQC represented in this Proxy Statement, have adopted a retirement program under which an Independent Trustee who retires after serving for at least five years (or such lesser period as may be determined by the Board) as an Independent Director or Trustee of any Morgan Stanley Dean Witter Fund that has adopted the retirement program (each such Fund referred to as an "Adopting Fund" and each such Trustee referred to as an "Eligible Trustee") is entitled to retirement payments upon reaching the eligible retirement age (normally, after attaining age 72). Annual payments are based upon length of service. Currently, upon retirement, each Eligible Trustee is entitled to receive from each Adopting Trust, commencing as of his or her retirement date and continuing for the remainder of his or her life, an annual retirement benefit (the "Regular Benefit") equal to 30.22% of his or her Eligible Compensation plus 0.5036667% of such Eligible Compensation for each full month of service as an Independent Director or Trustee of any Adopting
Fund in excess of five years up to a maximum of 60.44% after ten years of service. The foregoing percentages may be changed by the Board. "Eligible Compensation" is one-fifth of the total compensation earned by such Eligible Trustee for service to the Adopting Fund in the five year period prior to the date of the Eligible Trustee's retirement. An Eligible Trustee may elect alternate payments of his or her retirement benefits based upon the combined life expectancy of such Eligible Trustee and his or her spouse on the date of such Eligible Trustee's retirement. The amount estimated to be payable under this method, through the remainder of the later of the lives of such Eligible Trustee and spouse, will be the actuarial equivalent of the Regular Benefit. In addition, the Eligible Trustee may elect that the surviving spouse's periodic payment of benefits will be equal to a lower percentage of the periodic amount when both spouses were alive. Benefits under the retirement plans are accrued as expenses on the books of the Adopting Trusts. Such benefits are not secured or funded by the Adopting Trusts.

     The following tables illustrate the compensation paid to each Trust's Independent Trustees by each Trust represented in this Proxy Statement for its last fiscal year, and the retirement benefits accrued to the Independent Trustees of IQM and IQC by those Trusts for their respective last fiscal years and the estimated retirement benefits for the Independent Trustees of IQM and IQC, to commence upon their retirement, as of the end of those Trusts' respective last fiscal years.

MORGAN STANLEY DEAN WITTER QUALITY MUNICIPAL SECURITIES (IQM)

                                TRUST COMPENSATION AND ESTIMATED RETIREMENT BENEFITS
                                ----------------------------------------------------
                                                                         ESTIMATED
                                                      RETIREMENT          ANNUAL
                                    AGGREGATE           BENEFIT          BENEFITS
                                  COMPENSATION        ACCRUED AS           UPON
NAME OF INDEPENDENT TRUSTEE      FROM THE TRUST     TRUST EXPENSES     RETIREMENT(1)
---------------------------      --------------     --------------     -------------
Michael Bozic ...............        $1,500             $  364            $  907
Edwin J. Garn ...............         1,550                605               909
Wayne E. Hedien .............         1,550                686               771
Manuel H. Johnson ...........         2,300                376             1,360
Michael E. Nugent ...........         2,050                678             1,209
John L. Schroeder ...........         2,000              1,133               955

----------
(1) Based on current levels of compensation. Amount of annual benefits also varies depending on the Trustee's elections described in the discussion of the retirement program above.

MORGAN STANLEY DEAN WITTER CALIFORNIA QUALITY MUNICIPAL SECURITIES (IQC)


                                TRUST COMPENSATION AND ESTIMATED RETIREMENT BENEFITS
                                ----------------------------------------------------
                                                                         ESTIMATED
                                                      RETIREMENT          ANNUAL
                                    AGGREGATE           BENEFIT          BENEFITS
                                  COMPENSATION        ACCRUED AS           UPON
NAME OF INDEPENDENT TRUSTEE      FROM THE TRUST     TRUST EXPENSES     RETIREMENT(1)
---------------------------      --------------     --------------     -------------
Michael Bozic ...............        $1,500             $  364            $  907
Edwin J. Garn ...............         1,550                605               909
Wayne E. Hedien .............         1,550                686               771
Manuel H. Johnson ...........         2,300                376             1,360
Michael E. Nugent ...........         2,050                678             1,209
John L. Schroeder ...........         2,000              1,133               955

----------
(1) Based on current levels of compensation. Amount of annual benefits also varies depending on the Trustee's elections described in the discussion of the retirement program above.


MORGAN STANLEY DEAN WITTER NEW YORK QUALITY MUNICIPAL SECURITIES (IQN)

NAME OF INDEPENDENT TRUSTEE      AGGREGATE COMPENSATION FROM THE TRUST
---------------------------      -------------------------------------
Michael Bozic ...............                   $1,500
Edwin J. Garn ...............                    1,550
Wayne E. Hedien .............                    1,550
Manuel H. Johnson ...........                    2,300
Michael E. Nugent ...........                    2,050
John L. Schroeder ...........                    2,000

     The following table illustrates the compensation paid to the Independent Trustees of the Trusts for the calendar year ended December 31, 2000 for services to the 97 Morgan Stanley Dean Witter Funds that were in operation at December 31, 2000.


            CASH COMPENSATION FROM MORGAN STANLEY DEAN WITTER FUNDS


                                     TOTAL CASH
                                    COMPENSATION
                                   FOR SERVICES TO
                                  97 MORGAN STANLEY
                                     DEAN WITTER
NAME OF INDEPENDENT TRUSTEES            FUNDS
----------------------------       ----------------
Michael Bozic ................        $146,917
Edwin J. Garn ................         151,717
Wayne E. Hedien ..............         151,567
Manuel H. Johnson ............         223,655
Michael E. Nugent ............         199,759
John L. Schroeder ............         194,809


     The following table illustrates the retirement benefits accrued to the Independent Trustees of the Funds by the 53 Morgan Stanley Dean Witter Funds (including IQM and IQC represented in this Proxy Statement) for the calendar year ended December 31, 2000, and the estimated retirement benefits for the Independent Trustees, to commence upon their retirement, from the 53 Morgan Stanley Dean Witter Funds as of December 31, 2000.

         RETIREMENT BENEFITS FROM ALL MORGAN STANLEY DEAN WITTER FUNDS


                                     ESTIMATED                                                ESTIMATED ANNUAL
                                  CREDITED YEARS       ESTIMATED      RETIREMENT BENEFITS      BENEFITS UPON
                                    OF SERVICE        PERCENTAGE           ACCRUED AS         RETIREMENT FROM
                                   AT RETIREMENT      OF ELIGIBLE         EXPENSES BY           ALL ADOPTING
NAME OF INDEPENDENT TRUSTEES       (MAXIMUM 10)      COMPENSATION      ALL ADOPTING FUNDS         FUNDS(1)
----------------------------       ------------      ------------      ------------------         --------
Michael Bozic ................          10               60.44%             $20,001               $52,885
Edwin J. Garn ................          10               60.44               29,348                52,817
Wayne E. Hedien ..............           9               51.37               37,886                44,952
Manuel H. Johnson ............          10               60.44               21,187                77,817
Michael E. Nugent ............          10               60.44               36,202                69,506
John L. Schroeder ............           8               50.37               65,337                53,677

----------
(1) Based on current levels of compensation. Amount of annual benefits also varies depending on the Trustee's elections described in the discussion of the retirement program above.

     THE BOARD OF TRUSTEES OF EACH TRUST UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE ELECTION OF EACH OF THE TRUSTEES NOMINATED FOR ELECTION.

THE INVESTMENT MANAGER

     Morgan Stanley Dean Witter Advisors Inc. serves as each Trust's investment manager pursuant to an investment management agreement. MSDW Advisors maintains its offices at Two World Trade Center, New York, New York 10048. MSDW Advisors, which was incorporated in July 1992, under the name Dean Witter InterCapital, Inc., changed its name to Morgan Stanley Dean Witter Advisors on June 22, 1998. MSDW Advisors is a wholly-owned subsidiary of MSDW, a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses--securities, asset management and credit services.

     The Principal Executive Officer and Directors of MSDW Advisors are Mitchell
M. Merin, President and Chief Executive Officer, Ronald E. Robison, Executive Vice President and Chief Administrative Officer and Barry Fink, Managing Director, Secretary and General Counsel. The principal occupations of Messrs. Merin, Robison and Fink are described under the section "Election of Trustees." The business address of the Executive Officer and other Directors is Two World Trade Center, New York, New York 10048.

     MSDW has its offices at 1585 Broadway, New York, New York 10036. There are various lawsuits pending against MSDW involving material amounts which, in the opinion of its management, will be resolved with no material effect on the consolidated financial position of the company.

     MSDW Advisors and its wholly-owned subsidiary, MSDW Services, serve in various investment management, advisory, management and administrative capacities to investment companies and pension plans and other institutional and individual investors.

       (2) RATIFICATION OR REJECTION OF SELECTION OF INDEPENDENT AUDITORS

     Since July 1, 2000 Deloitte & Touche LLP has served as each Trust's independent auditors.

     On July 1, 2000 PricewaterhouseCoopers LLP resigned as independent auditors of each Trust. The reports of PricewaterhouseCoopers LLP on the financial statements of each Trust for the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle. In connection with its audits for each Trust's two most recent fiscal years and through

July 1, 2000, there have been no disagreements with PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of PricewaterhouseCoopers LLP would have caused them to make reference thereto in their report on the financial statements for each Trust for such years.

     A representative of PricewaterhouseCoopers LLP is expected to be present at the Meetings and, while not expected to make a statement, will be available to respond to appropriate questions of Shareholders.

     Each Trust's Board of Trustees, including the Audit Committee of each Board, unanimously approved the selection of Deloitte & Touche LLP as the new independent auditors for each Trust effective July 1, 2000. The selection of Deloitte & Touche LLP as each Trust's independent auditors for each Trust's fiscal year ending October 31, 2001 is being submitted for ratification or rejection by Shareholders of each respective Trust at the Meetings. Deloitte & Touche LLP has no direct or indirect financial interest in any of the Trusts.

     A representative of Deloitte & Touche LLP is expected to be present at the Meetings and, while not expected to make a statement, will be available to respond to appropriate questions of Shareholders.

     The affirmative vote of the holders of a majority of the shares represented and entitled to vote at the Annual Meeting is required for ratification of the selection of Deloitte & Touche LLP as the independent auditors for each respective Trust.

     THE TRUSTEES OF EACH TRUST UNANIMOUSLY RECOMMEND THAT THE SHAREHOLDERS RATIFY THE SELECTION OF DELOITTE & TOUCHE LLP AS THE INDEPENDENT AUDITORS.

AUDIT FEES PAID BY THE TRUSTS

     The fees for professional services rendered by Deloitte & Touche LLP in connection with the annual audit and review of financial statements of IQM, IQC and IQN for their respective fiscal years ended October 31, 2000 were $23,000, $25,000 and $22,000, respectively.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

     There were no professional services rendered by Deloitte & Touche LLP to the Trusts, the investment advisor, or affiliated entities that provide services to the Trusts during their most recent fiscal years ended, relating to financial information systems design and implementation.

ALL OTHER FEES

     The aggregate fees for professional services rendered by Deloitte & Touche LLP for other non-audit services provided to the Trusts, the investment advisor and to affiliated entities that provided services to the Trusts amounted to $9.6 million, which fees related to services such as tax and regulatory consultation, tax return preparation, agreed upon procedures, compliance and improving business and operational processes.

     The Audit Committee of each of the Trusts considered whether Deloitte & Touche LLP's provision of non-audit services is compatible with maintaining their independence.

                             ADDITIONAL INFORMATION

     In the event that the necessary quorum to transact business or the vote required to approve or reject any proposal for any Trust is not obtained at the Meeting of any Trust, the persons named as proxies may propose one or more adjournments of the Meeting of the applicable Trust to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the applicable Trust's shares present in person or by proxy at the Meeting. The persons named as proxies will vote in favor of such adjournment those proxies which have been received by the date of the Meeting.

     Abstentions and, if applicable, broker "non-votes" will not count as votes in favor of any proposal, and broker "non-votes" will not be deemed to be present at the Meeting of any Trust for purposes of determining whether a particular proposal to be voted upon has been approved. Broker "non-votes" are shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and for which the broker does not have discretionary voting authority.

                             SHAREHOLDER PROPOSALS

     Proposals of security holders intended to be presented at the next Annual Meeting of Shareholders of each respective Trust must be received by no later than January 7, 2002 for each Trust for inclusion in the proxy statement for each respective Trust's next Annual Meeting. The mere submission of a proposal does not guarantee its inclusion in the proxy materials or its presentation at the meeting. Certain rules under the federal securities laws must be met.

                            REPORTS TO SHAREHOLDERS

     EACH TRUST'S MOST RECENT ANNUAL REPORT HAS BEEN SENT PREVIOUSLY TO SHAREHOLDERS AND IS AVAILABLE WITHOUT CHARGE UPON REQUEST FROM NINA WESSEL AT MORGAN STANLEY DEAN WITTER TRUST FSB, HARBORSIDE FINANCIAL CENTER, PLAZA TWO, JERSEY CITY, NEW JERSEY 07311 (TELEPHONE 1-800-869-NEWS) (TOLL-FREE).

                          INTEREST OF CERTAIN PERSONS

     MSDW, MSDW Advisors, Morgan Stanley DW, MSDW Services, and certain of their respective Directors, Officers, and employees, including persons who are Trustees or Officers of the Trusts, may be deemed to have an interest in certain of the proposals described in this Proxy Statement to the extent that certain of such companies and their affiliates have contractual and other arrangements, described elsewhere in this Proxy Statement, pursuant to which they are paid fees by the Trusts, and certain of those individuals are compensated for performing services relating to the Trusts and may also own shares of MSDW. Such companies and persons may thus be deemed to derive benefits from the approvals by Shareholders of such proposals.

                                 OTHER BUSINESS

     The management of the Trusts knows of no other matters which may be presented at the Meetings. However, if any matters not now known properly come before the Meetings, it is the intention of the persons named in the enclosed form of proxy, or their substitutes, to vote all shares that they are entitled to vote on any such matter, utilizing such proxy in accordance with their best judgment on such matters.


                                        By Order of the Board of Trustees


                                                  BARRY FINK
                                                  Secretary

                                                                      APPENDIX A


                                 CHARTER OF THE
                                 AUDIT COMMITTEE
                                     OF THE
                        MORGAN STANLEY DEAN WITTER FUNDS

     The Board of Directors/Trustees (the "Board") of each fund advised or managed by Morgan Stanley Dean Witter Advisors Inc. or Morgan Stanley Dean Witter Services Company Inc. (each, a "Fund," collectively, the "Funds") has adopted and approved this charter for the audit committee of each Fund (the "Audit Committee").

1.   Structure and Membership Requirements:

     1.01 The Audit Committee shall consist of at least three "independent" directors/trustees. "Independent" shall have the meaning ascribed to it in New York Stock Exchange Listed Company Standard 303.01(2) and
            (3).

     1.02 Each member of the Audit Committee shall not be an "interested person" of the Funds, as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940.

     1.03 Each member of the Audit Committee shall be "financially literate," as such term is interpreted by the Fund's Board in its business judgment, or must become financially literate within a reasonable period of time after his or her appointment to the Audit Committee.

     1.04 At least one member of the Audit Committee must have accounting or related financial management expertise, as such qualification is interpreted by the Fund's Board in its business judgment.

2.   Meetings:

     2.01   The Audit Committee shall meet at least twice each calendar year.

3.   Duties and Powers:

     3.01 Each Fund's outside auditor is ultimately accountable to the Audit Committee and to the Board. The Audit Committee, subject to the Board's approval and oversight, has the authority and responsibility, to select, evaluate and, where appropriate, replace the outside auditor. To the extent required by law, this includes nominating the selected outside auditor to be considered for approval or ratification by shareholders at their next annual meeting.

     3.02 The Audit Committee shall approve the scope of professional services to be provided to the Funds by the outside auditor.

     3.03 The Audit Committee shall review with the outside auditor the audit plan and results of the auditing engagement.

     3.04 The Audit Committee shall review the independence of the outside auditor, including:

            (a) ensuring that the outside auditor submits to the Audit Committee, at least annually, a letter delineating all relationships between the auditor and the Funds;

            (b) engaging in a dialogue with the outside auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the outside auditor; and

            (c) recommending the Board take action in response to the outside auditor's report of any of the relationships discussed in (b) above, to the extent necessary and appropriate for the Audit Committee to satisfy itself of the outside auditor's independence.

     3.05 The Audit Committee shall oversee any other aspects of the Funds' audit process as it deems necessary and appropriate.

     3.06 The Audit Committee is empowered to review the Funds' system of internal controls.

     3.07 The Audit Committee shall have the resources and authority as it deems appropriate to discharge its responsibilities, including the authority to retain special counsel and other experts or consultants at the expense of the appropriate Fund(s).

4.   Review of Charter:

     4.01 The Audit Committee shall review and assess the adequacy of this charter annually.

     4.02 Any changes to the charter must be recommended by the Audit Committee and approved by the Board.

            MORGAN STANLEY DEAN WITTER QUALITY MUNICIPAL SECURITIES

                                     PROXY

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Ronald E. Robison, Barry Fink, and Joseph J. McAlinden, or any of them, proxies, each with the power of substitution, to vote on behalf of the undersigned at the Annual Meeting of Shareholders of Morgan Stanley Dean Witter Quality Municipal Securities on June 26, 2001, at 9:00 a.m., New York City time, and at any adjournment thereof, on the proposals set forth in the Notice of Meeting dated April 27, 2001 as follows:





                          (Continued on reverse side)

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE TRUSTEES AND THE PROPOSAL SET FORTH ON THE REVERSE HEREOF AND AS RECOMMENDED BY THE BOARD OF TRUSTEES.

      IMPORTANT--THIS PROXY MUST BE SIGNED AND DATED ON THE REVERSE SIDE.

--------------------------------------------------------------------------------


PLEASE MARK VOTES AS IN THE EXAMPLE USING BLACK OR BLUE INK [X]

COMMON SHARES

TO VOTE BY MAIL, PLEASE COMPLETE AND RETURN THIS CARD
YOU ALSO MAY VOTE A PROXY BY TOUCH-TONE PHONE OR BY INTERNET
(SEE ENCLOSED VOTING INFORMATION CARD FOR FURTHER INSTRUCTIONS)

TO VOTE A PROXY BY PHONE, call Toll-Free: 1-800-690-6903

TO VOTE A PROXY BY INTERNET, visit our Website(s): WWW.MSDWT.COM or
                                                   WWW.PROXYVOTE.COM


                                                            FOR ALL
                                         FOR     WITHHOLD   EXCEPT
1.   Election of two (2) Trustees:       [ ]       [ ]       [ ]

     01. Michael Bozic   02. James F. Higgins


     IF YOU WISH TO WITHHOLD AUTHORITY FOR ANY PARTICULAR NOMINEE, MARK THE "FOR ALL EXCEPT" BOX AND STRIKE A LINE THROUGH THE NOMINEE'S NAME.


                                         FOR     AGAINST   ABSTAIN
2.   Ratification of appointment of
     Deloitte & Touche LLP               [ ]       [ ]       [ ]
     as independent auditors.

Please make sure to sign and date this Proxy using black or blue ink.


Date
    -------------------------------------------------------

-----------------------------------------------------------

-----------------------------------------------------------
         Shareholder sign in the box above

-----------------------------------------------------------

-----------------------------------------------------------
     Co-Owner (if any) sign in the box above

- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

            PLEASE FOLD AND DETACH AT PERFORATION ALONG DOTTED LINES


                           MORGAN STANLEY DEAN WITTER
                          QUALITY MUNICIPAL SECURITIES

--------------------------------------------------------------------------------
                                    IMPORTANT

               USE ONE OF THESE THREE EASY WAYS TO VOTE YOUR PROXY

 1. BY MAIL. PLEASE DATE, SIGN AND RETURN THE ABOVE PROXY CARD IN THE ENCLOSED POSTAGE PAID ENVELOPE.

 2. BY INTERNET. HAVE YOUR PROXY CARD AT HAND. GO TO THE "VOTE YOUR PROXY HERE" LINK ON THE WEBSITE WWW.MSDWT.COM OR WWW.PROXYVOTE.COM. ENTER YOUR
    12-DIGIT CONTROL NUMBER LOCATED ON THE PROXY CARD AND FOLLOW THE SIMPLE INSTRUCTIONS.

 3. BY TELEPHONE. HAVE YOUR PROXY CARD AT HAND. CALL 1-800-690-6903 ON A TOUCH-TONE PHONE. ENTER YOUR 12-DIGIT CONTROL NUMBER LOCATED ON THE PROXY CARD AND FOLLOW THE SIMPLE RECORDED INSTRUCTIONS.
--------------------------------------------------------------------------------

        MORGAN STANLEY DEAN WITTER NEW YORK QUALITY MUNICIPAL SECURITIES

                                      PROXY

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Ronald E. Robison, Barry Fink, and Joseph J. McAlinden, or any of them, proxies, each with the power of substitution, to vote on behalf of the undersigned at the Annual Meeting of Shareholders of Morgan Stanley Dean Witter New York Quality Municipal Securities on June 26, 2001, at 9:00 a.m., New York City time, and at any adjournment thereof, on the proposals set forth in the Notice of Meeting dated April 27, 2001 as follows:





                          (Continued on reverse side)

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE TRUSTEES AND THE PROPOSAL SET FORTH ON THE REVERSE HEREOF AND AS RECOMMENDED BY THE BOARD OF TRUSTEES.

       IMPORTANT--THIS PROXY MUST BE SIGNED AND DATED ON THE REVERSE SIDE.

--------------------------------------------------------------------------------


PLEASE MARK VOTES AS IN THE EXAMPLE USING BLACK OR BLUE INK   [X]

COMMON SHARES

TO VOTE BY MAIL, PLEASE COMPLETE AND RETURN THIS CARD
YOU ALSO MAY VOTE A PROXY BY TOUCH-TONE PHONE OR BY INTERNET
(SEE ENCLOSED VOTING INFORMATION CARD FOR FURTHER INSTRUCTIONS)

TO VOTE A PROXY BY PHONE, call Toll-Free: 1-800-690-6903

TO VOTE A PROXY BY INTERNET, visit our Website(s): WWW.MSDWT.COM or
                                                   WWW.PROXYVOTE.COM


                                                            FOR ALL
                                         FOR     WITHHOLD   EXCEPT
1. Election of two (2) Trustees:         [ ]       [ ]       [ ]

   01. Michael Bozic   02. James F. Higgins

   IF YOU WISH TO WITHHOLD AUTHORITY FOR ANY PARTICULAR NOMINEE, MARK THE "FOR ALL EXCEPT" BOX AND STRIKE A LINE THROUGH THE NOMINEE'S NAME.


                                         FOR     AGAINST   ABSTAIN
2. Ratification of appointment of
   Deloitte & Touche LLP                 [ ]       [ ]       [ ]
   as independent auditors.


Please make sure to sign and date this Proxy using black or blue ink.


Date
    -------------------------------------------------------

-----------------------------------------------------------

-----------------------------------------------------------
            Shareholder sign in the box above

-----------------------------------------------------------

-----------------------------------------------------------
        Co-Owner (if any) sign in the box above


 - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

            PLEASE FOLD AND DETACH AT PERFORATION ALONG DOTTED LINES


                           MORGAN STANLEY DEAN WITTER
                      NEW YORK QUALITY MUNICIPAL SECURITIES

--------------------------------------------------------------------------------
                                    IMPORTANT

              USE ONE OF THESE THREE EASY WAYS TO VOTE YOUR PROXY

 1. BY MAIL. PLEASE DATE, SIGN AND RETURN THE ABOVE PROXY CARD IN THE ENCLOSED POSTAGE PAID ENVELOPE.

 2. BY INTERNET. HAVE YOUR PROXY CARD AT HAND. GO TO THE "VOTE YOUR PROXY HERE" LINK ON THE WEBSITE WWW.MSDWT.COM OR WWW.PROXYVOTE.COM. ENTER YOUR
    12-DIGIT CONTROL NUMBER LOCATED ON THE PROXY CARD AND FOLLOW THE SIMPLE INSTRUCTIONS.

 3. BY TELEPHONE. HAVE YOUR PROXY CARD AT HAND. CALL 1-800-690-6903 ON A TOUCH-TONE PHONE. ENTER YOUR 12-DIGIT CONTROL NUMBER LOCATED ON THE PROXY CARD AND FOLLOW THE SIMPLE RECORDED INSTRUCTIONS.
--------------------------------------------------------------------------------

       MORGAN STANLEY DEAN WITTER CALIFORNIA QUALITY MUNICIPAL SECURITIES

                                      PROXY

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES


The undersigned hereby appoints Ronald E. Robison, Barry Fink, and Joseph J. McAlinden, or any of them, proxies, each with the power of substitution, to vote on behalf of the undersigned at the Annual Meeting of Shareholders of Morgan Stanley Dean Witter California Quality Municipal Securities on June 26, 2001, at 9:00 a.m., New York City time, and at any adjournment thereof, on the proposals set forth in the Notice of Meeting dated April 27, 2001 as follows:





                          (Continued on reverse side)

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE TRUSTEES AND THE PROPOSAL SET FORTH ON THE REVERSE HEREOF AND AS RECOMMENDED BY THE BOARD OF TRUSTEES.

       IMPORTANT--THIS PROXY MUST BE SIGNED AND DATED ON THE REVERSE SIDE.

--------------------------------------------------------------------------------


PLEASE MARK VOTES AS IN THE EXAMPLE USING BLACK OR BLUE INK   [X]

COMMON SHARES

TO VOTE BY MAIL, PLEASE COMPLETE AND RETURN THIS CARD
YOU ALSO MAY VOTE A PROXY BY TOUCH-TONE PHONE OR BY INTERNET
(SEE ENCLOSED VOTING INFORMATION CARD FOR FURTHER INSTRUCTIONS)

TO VOTE A PROXY BY PHONE, call Toll-Free: 1-800-690-6903

TO VOTE A PROXY BY INTERNET, visit our Website(s): WWW.MSDWT.COM or
                                                   WWW.PROXYVOTE.COM

                                                            FOR ALL
                                         FOR     WITHHOLD   EXCEPT
1. Election of two (2) Trustees:         [ ]       [ ]       [ ]

   01. Michael Bozic   02. James F. Higgins

   IF YOU WISH TO WITHHOLD AUTHORITY FOR ANY PARTICULAR NOMINEE, MARK THE "FOR ALL EXCEPT" BOX AND STRIKE A LINE THROUGH THE NOMINEE'S NAME.


                                         FOR     AGAINST   ABSTAIN
2. Ratification of appointment of
   Deloitte & Touche LLP                 [ ]       [ ]       [ ]
   as independent auditors.


Please make sure to sign and date this Proxy using black or blue ink.


Date
    --------------------------------------------------

------------------------------------------------------

------------------------------------------------------
         Shareholder sign in the box above

------------------------------------------------------

------------------------------------------------------
      Co-Owner (if any) sign in the box above


- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

            PLEASE FOLD AND DETACH AT PERFORATION ALONG DOTTED LINES


                           MORGAN STANLEY DEAN WITTER
                     CALIFORNIA QUALITY MUNICIPAL SECURITIES

--------------------------------------------------------------------------------
                                    IMPORTANT

               USE ONE OF THESE THREE EASY WAYS TO VOTE YOUR PROXY

 1. BY MAIL. PLEASE DATE, SIGN AND RETURN THE ABOVE PROXY CARD IN THE ENCLOSED POSTAGE PAID ENVELOPE.

 2. BY INTERNET. HAVE YOUR PROXY CARD AT HAND. GO TO THE "VOTE YOUR PROXY HERE" LINK ON THE WEBSITE WWW.MSDWT.COM OR WWW.PROXYVOTE.COM. ENTER YOUR
    12-DIGIT CONTROL NUMBER LOCATED ON THE PROXY CARD AND FOLLOW THE SIMPLE INSTRUCTIONS.

 3. BY TELEPHONE. HAVE YOUR PROXY CARD AT HAND. CALL 1-800-690-6903 ON A TOUCH-TONE PHONE. ENTER YOUR 12-DIGIT CONTROL NUMBER LOCATED ON THE PROXY CARD AND FOLLOW THE SIMPLE RECORDED INSTRUCTIONS.

--------------------------------------------------------------------------------

             MORGAN STANLEY DEAN WITTER QUALITY MUNICIPAL SECURITIES

                                      PROXY

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES


The undersigned hereby appoints Ronald E. Robison, Barry Fink, and Joseph J. McAlinden, or any of them, proxies, each with the power of substitution, to vote on behalf of the undersigned at the Annual Meeting of Shareholders of Morgan Stanley Dean Witter Quality Municipal Securities on June 26, 2001, at 9:00 a.m., New York City time, and at any adjournment thereof, on the proposals set forth in the Notice of Meeting dated April 27, 2001 as follows:





                          (Continued on reverse side)

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE TRUSTEES AND THE PROPOSAL SET FORTH ON THE REVERSE HEREOF AND AS RECOMMENDED BY THE BOARD OF TRUSTEES.

      IMPORTANT--THIS PROXY MUST BE SIGNED AND DATED ON THE REVERSE SIDE.

--------------------------------------------------------------------------------


PLEASE MARK VOTES AS IN THE EXAMPLE USING BLACK OR BLUE INK  [X]

PREFERRED SHARES

TO VOTE BY MAIL, PLEASE COMPLETE AND RETURN THIS CARD
YOU ALSO MAY VOTE A PROXY BY TOUCH-TONE PHONE OR BY INTERNET
(SEE ENCLOSED VOTING INFORMATION CARD FOR FURTHER INSTRUCTIONS)

TO VOTE A PROXY BY PHONE, call Toll-Free: 1-800-690-6903

TO VOTE A PROXY BY INTERNET, visit our Website(s): WWW.MSDWT.COM or
                                                   WWW.PROXYVOTE.COM

                                                             FOR ALL
                                          FOR     WITHHOLD   EXCEPT
1. Election of two (2) Trustees:          [ ]       [ ]       [ ]

   01. Michael Bozic  02. James F. Higgins

   IF YOU WISH TO WITHHOLD AUTHORITY FOR ANY PARTICULAR NOMINEE, MARK THE "FOR ALL EXCEPT" BOX AND STRIKE A LINE THROUGH THE NOMINEE'S NAME.


                                         FOR     AGAINST   ABSTAIN
2. Ratification of appointment of
   Deloitte & Touche LLP                 [ ]       [ ]       [ ]
   as independent auditors.

                                                   FOR     WITHHOLD
3. Election of one (1) Preferred Trustee:          [ ]       [ ]

   03. Charles A. Fiumefreddo


Please make sure to sign and date this Proxy using black or blue ink.


Date
    ----------------------------------------------------------

--------------------------------------------------------------

--------------------------------------------------------------
           Shareholder sign in the box above

--------------------------------------------------------------

--------------------------------------------------------------
       Co-Owner (if any) sign in the box above


 - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
            PLEASE FOLD AND DETACH AT PERFORATION ALONG DOTTED LINES


                           MORGAN STANLEY DEAN WITTER
                          QUALITY MUNICIPAL SECURITIES

--------------------------------------------------------------------------------
                                    IMPORTANT

               USE ONE OF THESE THREE EASY WAYS TO VOTE YOUR PROXY


 1. BY MAIL. PLEASE DATE, SIGN AND RETURN THE ABOVE PROXY CARD IN THE ENCLOSED POSTAGE PAID ENVELOPE.

 2. BY INTERNET. HAVE YOUR PROXY CARD AT HAND. GO TO THE "VOTE YOUR PROXY HERE" LINK ON THE WEBSITE WWW.MSDWT.COM OR WWW.PROXYVOTE.COM. ENTER YOUR
    12-DIGIT CONTROL NUMBER LOCATED ON THE PROXY CARD AND FOLLOW THE SIMPLE INSTRUCTIONS.

 3. BY TELEPHONE. HAVE YOUR PROXY CARD AT HAND. CALL 1-800-690-6903 ON A TOUCH-TONE PHONE. ENTER YOUR 12-DIGIT CONTROL NUMBER LOCATED ON THE PROXY CARD AND FOLLOW THE SIMPLE RECORDED INSTRUCTIONS.
--------------------------------------------------------------------------------

       MORGAN STANLEY DEAN WITTER NEW YORK QUALITY MUNICIPAL SECURITIES

                                     PROXY

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES


The undersigned hereby appoints Ronald E. Robison, Barry Fink, and Joseph J. McAlinden, or any of them, proxies, each with the power of substitution, to vote on behalf of the undersigned at the Annual Meeting of Shareholders of Morgan Stanley Dean Witter New York Quality Municipal Securities on June 26, 2001, at 9:00 a.m., New York City time, and at any adjournment thereof, on the proposals set forth in the Notice of Meeting dated April 27, 2001 as follows:





                          (Continued on reverse side)

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE TRUSTEES AND THE PROPOSAL SET FORTH ON THE REVERSE HEREOF AND AS RECOMMENDED BY THE BOARD OF TRUSTEES.

      IMPORTANT--THIS PROXY MUST BE SIGNED AND DATED ON THE REVERSE SIDE.

--------------------------------------------------------------------------------


PLEASE MARK VOTES AS IN THE EXAMPLE USING BLACK OR BLUE INK   [X]

PREFERRED SHARES

TO VOTE BY MAIL, PLEASE COMPLETE AND RETURN THIS CARD
YOU ALSO MAY VOTE A PROXY BY TOUCH-TONE PHONE OR BY INTERNET
(SEE ENCLOSED VOTING INFORMATION CARD FOR FURTHER INSTRUCTIONS)

TO VOTE A PROXY BY PHONE, call Toll-Free: 1-800-690-6903

TO VOTE A PROXY BY INTERNET, visit our Website(s): WWW.MSDWT.COM or
                                                   WWW.PROXYVOTE.COM

                                                            FOR ALL
                                         FOR     WITHHOLD   EXCEPT
1. Election of two (2) Trustees:         [ ]       [ ]       [ ]

   01. Michael Bozic  02. James F. Higgins

   IF YOU WISH TO WITHHOLD AUTHORITY FOR ANY PARTICULAR NOMINEE, MARK THE "FOR ALL EXCEPT" BOX AND STRIKE A LINE THROUGH THE NOMINEE'S NAME.


                                          FOR     AGAINST   ABSTAIN
2. Ratification of appointment of
   Deloitte & Touche LLP                  [ ]       [ ]       [ ]
   as independent auditors.


                                                    FOR     WITHHOLD
3. Election of one (1) Preferred Trustee:           [ ]       [ ]

   03. Charles A. Fiumefreddo


Please make sure to sign and date this Proxy using black or blue ink.


Date
    -----------------------------------------------------

---------------------------------------------------------

---------------------------------------------------------
           Shareholder sign in the box above

---------------------------------------------------------

---------------------------------------------------------
       Co-Owner (if any) sign in the box above


 - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

            PLEASE FOLD AND DETACH AT PERFORATION ALONG DOTTED LINES


                           MORGAN STANLEY DEAN WITTER
                      NEW YORK QUALITY MUNICIPAL SECURITIES

--------------------------------------------------------------------------------
                                    IMPORTANT

               USE ONE OF THESE THREE EASY WAYS TO VOTE YOUR PROXY

 1. BY MAIL. PLEASE DATE, SIGN AND RETURN THE ABOVE PROXY CARD IN THE ENCLOSED POSTAGE PAID ENVELOPE.

 2. BY INTERNET. HAVE YOUR PROXY CARD AT HAND. GO TO THE "VOTE YOUR PROXY HERE" LINK ON THE WEBSITE WWW.MSDWT.COM OR WWW.PROXYVOTE.COM. ENTER YOUR
    12-DIGIT CONTROL NUMBER LOCATED ON THE PROXY CARD AND FOLLOW THE SIMPLE INSTRUCTIONS.

 3. BY TELEPHONE. HAVE YOUR PROXY CARD AT HAND. CALL 1-800-690-6903 ON A TOUCH-TONE PHONE. ENTER YOUR 12-DIGIT CONTROL NUMBER LOCATED ON THE PROXY CARD AND FOLLOW THE SIMPLE RECORDED INSTRUCTIONS.
--------------------------------------------------------------------------------

                          MORGAN STANLEY DEAN WITTER
                    CALIFORNIA QUALITY MUNICIPAL SECURITIES

                                     PROXY


           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES


The undersigned hereby appoints Ronald E. Robison, Barry Fink, and Joseph J. McAlinden, or any of them, proxies, each with the power of substitution, to vote on behalf of the undersigned at the Annual Meeting of Shareholders of Morgan Stanley Dean Witter California Quality Municipal Securities on June 26, 2001, at 9:00 a.m., New York City time, and at any adjournment thereof, on the proposals set forth in the Notice of Meeting dated April 27, 2001 as follows:





                          (Continued on reverse side)

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE TRUSTEES AND THE PROPOSAL SET FORTH ON THE REVERSE HEREOF AND AS RECOMMENDED BY THE BOARD OF TRUSTEES.

      IMPORTANT--THIS PROXY MUST BE SIGNED AND DATED ON THE REVERSE SIDE.

--------------------------------------------------------------------------------


PLEASE MARK VOTES AS IN THE EXAMPLE USING BLACK OR BLUE INK   [X]

PREFERRED SHARES

TO VOTE BY MAIL, PLEASE COMPLETE AND RETURN THIS CARD
YOU ALSO MAY VOTE A PROXY BY TOUCH-TONE PHONE OR BY INTERNET
(SEE ENCLOSED VOTING INFORMATION CARD FOR FURTHER INSTRUCTIONS)

TO VOTE A PROXY BY PHONE, call Toll-Free: 1-800-690-6903

TO VOTE A PROXY BY INTERNET, visit our Website(s): WWW.MSDWT.COM or
                                                   WWW.PROXYVOTE.COM


                                                            FOR ALL
                                         FOR     WITHHOLD   EXCEPT
1. Election of two (2) Trustees:         [ ]       [ ]       [ ]

   01. Michael Bozic  02. James F. Higgins

   IF YOU WISH TO WITHHOLD AUTHORITY FOR ANY PARTICULAR NOMINEE, MARK THE "FOR ALL EXCEPT" BOX AND STRIKE A LINE THROUGH THE NOMINEE'S NAME.


                                         FOR     AGAINST   ABSTAIN
2. Ratification of appointment of
   Deloitte & Touche LLP                 [ ]       [ ]       [ ]
   as independent auditors.


                                                   FOR     WITHHOLD
3. Election of (1) Preferred Trustee:              [ ]       [ ]

   03. Charles A. Fiumefreddo


Please make sure to sign and date this Proxy using black or blue ink.


Date
    -------------------------------------------------------------

-----------------------------------------------------------------

-----------------------------------------------------------------
            Shareholder sign in the box above

-----------------------------------------------------------------

-----------------------------------------------------------------
         Co-Owner (if any) sign in the box above


- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

            PLEASE FOLD AND DETACH AT PERFORATION ALONG DOTTED LINES


                           MORGAN STANLEY DEAN WITTER
                     CALIFORNIA QUALITY MUNICIPAL SECURITIES

--------------------------------------------------------------------------------
                                    IMPORTANT

               USE ONE OF THESE THREE EASY WAYS TO VOTE YOUR PROXY


 1. BY MAIL. PLEASE DATE, SIGN AND RETURN THE ABOVE PROXY CARD IN THE ENCLOSED POSTAGE PAID ENVELOPE.

 2. BY INTERNET. HAVE YOUR PROXY CARD AT HAND. GO TO THE "VOTE YOUR PROXY HERE" LINK ON THE WEBSITE WWW.MSDWT.COM OR WWW.PROXYVOTE.COM. ENTER YOUR
    12-DIGIT CONTROL NUMBER LOCATED ON THE PROXY CARD AND FOLLOW THE SIMPLE INSTRUCTIONS.

 3. BY TELEPHONE. HAVE YOUR PROXY CARD AT HAND. CALL 1-800-690-6903 ON A TOUCH-TONE PHONE. ENTER YOUR 12-DIGIT CONTROL NUMBER LOCATED ON THE PROXY CARD AND FOLLOW THE SIMPLE RECORDED INSTRUCTIONS.
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------

MORGAN STANLEY DEAN WITTER FUNDS
-------------------------------------------------------------------------------

     OFFERS TWO NEW WAYS TO VOTE YOUR PROXY
     24 HOURS A DAY, 7 DAYS A WEEK

     You can now vote your proxy in a matter of minutes with the ease and convenience of the Internet or the telephone. You may still vote by mail. But remember, if you are voting by Internet or telephone, do not mail the proxy.

     TO VOTE BY INTERNET:

     1. Read the enclosed Proxy Statement and have your Proxy Card available.
     2. Go to the "Proxy Voting" link on www.msdwt.com or to website www.proxyvote.com.
     3. Enter the 12-digit Control Number found on your Proxy Card.
     4. Follow the simple instructions.

     TO VOTE BY TELEPHONE:

     1. Read the enclosed Proxy Statement and have your Proxy Card available.
     2. Call toll-free 1-800-690-6903.
     3. Enter the 12-digit Control Number found on your Proxy Card.
     4. Follow the simple recorded instructions.

                                                  Your Proxy Vote is Important!
                                           Thank You for Submitting Your Proxy.

-------------------------------------------------------------------------------